THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

Supplement dated February 6, 2009 to the Prospectus dated August 1, 2008

For the period February 6, 2008 through April 15, 2009, clients of Crowell, Weedon & Co. may purchase shares of the Montecito Fund and/or Class A of the PFW Water Fund at net asset value without the applicable initial sales charge.

This Supplement should be retained with your Prospectus for future reference.